                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 25, 1998

                                  PAGES, INC.
           (Exact name of registrant as specified in its charter)

           DELAWARE                    000-10475                  34-1297143
(State or other jurisdiction of       File Number              (I.R.S. Employer
         incorporation)                                      Identification No.)

            801 94TH AVENUE NORTH, ST. PETERSBURG, FLORIDA  33702
                  (Address of principal executive offices)

Registrant's telephone number, including area code:  (813) 578-3300

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As reported on Form 8-K dated and filed June 26, 1998, on June 25, 1998, Pages Book Fairs, Inc., a Florida corporation ("PBF") and a wholly-owned subsidiary of Pages, Inc., a Delaware corporation ("Pages") sold certain of its book fair assets to Scholastic, Inc., a New York corporation ("Scholastic") for $10.5 million payable in cash, $1 million of which was placed in escrow pending delivery of certain book inventory and book cases, and the assumption of certain liabilities relating to the book fair business conducted by PBF. Pages no longer meets the net asset continued listing criteria for the Nasdaq Stock Market.

         Pages used the proceeds from the sale to satisfy its subordinated debt held by The Provident Bank and to pay $6.8 million toward the outstanding balance due on its secured debt to The Huntington Bank, leaving a balance due as of the date hereof of $1.2 million. All funds released from escrow will be applied toward the reduction of the debt held by The Huntington Bank.

         Pages will continue to operate its book publishing business and Junior Library Guild, which has been historically profitable.

         Pages also intends to continue to vigorously pursue litigation filed on December 27, 1996 against the Company's former auditors. The case is expected to go to trial within the next 90 days.

         The preceding contains "safe harbor" statements under the Private Securities Litigation Reform Act of 1995. The statements contained in this report that are not historical facts are forward-looking statements. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties including an uncertainty of the future profitability of the operations of the Pages any the uncertainty of any recovery by Pages against its former auditors. Readers are directed to other risks discussed in documents filed by the Company with the Securities and Exchange Commission.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 2.1. Asset Purchase Agreement dated June 25, 1998, by and among Scholastic, Inc., a New York corporation, Pages Book Fairs, Inc., a Florida corporation and Pages, Inc., a Delaware corporation. The schedules to this document are not being filed herewith. Pages agrees to furnish supplementary copies of such schedules to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PAGES, INC.

                                        /s/ S. Robert Davis
                                        ----------------------------
                                        S. Robert Davis, President

Dated:  July 10, 1998

                                EXHIBIT INDEX

 EXHIBIT NO.                    DESCRIPTION
 -----------                    -----------
   2.1                          Asset Purchase Agreement dated June 25,
                                1998 by and among Scholastic, Inc. a New York corporation, Pages Book Fairs, Inc., a
                                Florida corporation and Pages, Inc., a
                                Delaware corporation